Exhibit 1.1



                                3,500,000 Shares


                               CAPITAL TRUST, INC.

                 CLASS A COMMON STOCK, PAR VALUE $0.01 PER SHARE





                             UNDERWRITING AGREEMENT



July 22, 2004



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                                                                   July 22, 2004



Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
JMP Securities LLC
  as the Managers of the several Underwriters
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, New York 10036

Dear Sirs and Mesdames:

      Capital Trust, Inc., a Maryland corporation (the "Company"), proposes to issue and sell to the several Underwriters named in Schedule I attached hereto (the "Underwriters"), and certain stockholders of the Company (the "Selling Stockholders") named in Schedule II attached hereto severally propose to sell to the several Underwriters, an aggregate of 3,500,000 shares of Class A Common Stock, par value $0.01 per share (the "Class A Common Stock") of the Company (the "Firm Shares"), of which 1,363,289 shares are to be issued and sold by the Company and 2,136,711 shares are to be sold by the Selling Stockholders, each Selling Stockholder selling the amount set forth opposite such Selling Stockholder's name in Schedule II attached hereto.

      The Company also proposes to issue and sell to the several Underwriters not more than an additional 525,000 shares of its Class A Common Stock (the "Additional Shares") if and to the extent that you, as Managers of the offering, shall have determined to exercise, on behalf of the Underwriters, the right to purchase such shares of Class A Common Stock granted to the Underwriters in
Section 3 hereof. The Firm Shares and the Additional Shares are hereinafter collectively referred to as the "Shares." The Company and the Selling Stockholders are hereinafter sometimes collectively referred to as the "Sellers."

      The Company has filed with the Securities and Exchange Commission (the "Commission") (i) a registration statement on Form S-3 (File No. 333-111261), including a base prospectus, relating to the portion of the Shares proposed to be issued and sold by the Company as described herein (as amended, including the information deemed to be part of such registration and the exhibits thereto, as of the date hereof, the "Company Registration Statement"), and (ii) a registration statement of Form S-3 (File No. 333-106970), including a base prospectus, relating to the portion of the Shares proposed to be sold by the Selling Stockholders as described herein (as amended, including the information incorporated by reference or deemed to be part of the registration statement and the exhibits thereto, as of the date hereof, the "Selling Stockholder Registration Statement" and, together with the Company Registration Statement, the "Registration Statements"). The Registration


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Statements have been declared effective by the Commission; no post-effective amendment to such Registration Statements has been filed as of the date of this Agreement (excluding amendments as a result of any filings by the Company under the Securities Exchange Act of 1934, as amended, including the rules and regulations promulgated thereunder (the "Exchange Act")). A final prospectus supplement relating to the Shares, the terms of the offering thereof and the other matters set forth therein has been prepared and will be filed pursuant to Rule 424 under the Securities Act in the form first used to confirm sales of the Shares (the "Prospectus Supplement"). The base prospectuses included in the Registration Statements, as supplemented by the Prospectus Supplement, are herein collectively called the "Prospectus," in each case including the documents filed by the Company with the Commission pursuant to the Exchange Act, that are incorporated by reference therein. The term "preliminary prospectus" as used in this Agreement shall mean each preliminary prospectus used in connection with the marketing of the Shares, including the preliminary prospectus supplement dated as of July 16, 2004 and filed with the Commission on July 16, 2004 pursuant to Rule 424 under the Securities Act of 1933, as amended, including the rules and regulations promulgated thereunder (the "Securities Act") and any base prospectuses used with any such preliminary prospectus supplement in connection with the marketing of Shares, in each case as any of the foregoing may be amended or supplemented by the Company. If the Company has filed an abbreviated registration statement to register additional shares of Class A Common Stock pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statements" shall be deemed to include such Rule 462 Registration Statement (including, in the case of all references to the Registration Statements and the Prospectus, documents incorporated therein by reference).

      1. Representations and Warranties of the Company. The Company represents and warrants to and agrees with each of the Underwriters and EOP (as hereinafter defined) that:

         (a) The Registration Statements have each become effective; no stop order suspending the effectiveness of the Registration Statements is in effect, and no proceedings for such purpose are pending before or, to the knowledge of the Company, threatened by the Commission.

         (b) (i) Each document filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Prospectus complied or will comply when so filed in all material respects with the Exchange Act and the applicable rules and regulations of the Commission thereunder, (ii) the Company has satisfied the conditions for use of Form S-3, as set forth in the general instructions thereto, with respect to the Registration Statements, (iii) the Registration Statements, when such Registration Statements became effective, did not contain and, as amended or supplemented, if applicable, will not on the Closing Date or the Option Closing Date (each, as hereinafter defined) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading except that the representations and warranties set forth in clause (iii) do not apply to statements or omissions in the Registration Statements based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or based upon information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein, (iv) the Registration Statements as of their effective dates and the Prospectus as of its filing date complied and, as amended or supplemented, if applicable, will comply on the Closing Date or the Option Closing


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Date in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder, (v) the Prospectus as of its filing date did not contain and, as amended or supplemented, if applicable, will not on the Closing Date or the Option Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that the representations and warranties set forth in clause (v) do not apply to statements or omissions in the Prospectus based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein or based upon information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use therein, and (vi) the Company has filed all reports required to be filed pursuant to the Securities Act, the Exchange Act, the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), the National Association of Securities Dealers, Inc. (the "NASD") and the New York Stock Exchange ("NYSE").

         (c) The Company has been duly incorporated, is validly existing as a corporation in good standing under the laws of the State of Maryland, has the corporate power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (d) Each subsidiary of the Company has been duly incorporated or otherwise formed, is validly existing in good standing under the laws of the jurisdiction of its incorporation or formation, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; all of the issued shares of capital stock or other equity interests (whether membership, partnership or otherwise) of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly by the Company or indirectly through one of its wholly-owned subsidiaries, free and clear of all liens, encumbrances, equities or claims.

         (e) (i) The Company owns the following percentage of the limited partnership interests in CT Mezzanine Partners II LP ("Fund II"): 5.38235%; and the Company owns 40,000 shares of common stock of CT Mezzanine Partners III, Inc. ("Fund III") (each, a "Fund" and, collectively, the "Funds").

             (ii) Fund II is solely managed by the Company's wholly-owned subsidiary, CT Investment Management Co., LLC ("CT Investment" for purposes of this Agreement, CT Investment shall be deemed a subsidiary of the Company), pursuant to that certain Fund II Investment Management Agreement (as amended, "Fund II Management Agreement") dated March 8, 2000, by and among CT Investment, Fund II and CT MP II, LLC, the general partner of Fund II (the "General Partner").


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             (iii) Fund III is solely managed by CT Investment pursuant to that certain Management Agreement dated June 2, 2003 (as amended, "Fund III Management Agreement" and together with the Fund II Management Agreement, the "Management Agreements"), by and between CT Investment and Fund III.

             (iv) None of the Funds, the General Partner or CT Investment is in breach of, or default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under, by such party), the Management Agreements, except for any breach or default that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole); the Management Agreements are in full force and effect, have not been amended, and constitute a legal, valid and binding agreement of the parties thereto enforceable in accordance with their terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

             (v) Each Fund and the General Partner has been duly incorporated or formed and is validly existing in good standing under the laws of the jurisdiction of its formation, has the power and authority to own its property and to conduct its business as described in the Prospectus and is duly qualified to transact business and is in good standing in each jurisdiction in which the conduct of its business or its ownership or leasing of property requires such qualification, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the capital stock and other equity interests of the Funds and the General Partner have been duly and validly authorized and issued and free and clear of all liens, encumbrances, equities or claims.

             (vi) The Company owns all of the equity interests in Capital Trust RE CDO 2004-1 Ltd. ("CDO Sub"; for all purposes of this Agreement, CDO Sub shall be deemed a subsidiary of the Company).

             (vii) Neither CDO Sub nor CT Investment is in breach of, or default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under, by such party), the CDO Management Agreement, except for any breach or default that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole; the CDO Management Agreement is in full force and effect, has not been amended, and constitutes a legal, valid and binding agreement of the parties thereto enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or similar laws affecting creditors' rights generally and by general principles of equity.

             (viii) The Company does not own or control, directly or indirectly, any corporation, limited partnership, limited liability company, trust, association, or other entity other than (i) CDO Sub, CT RE CDO 2004-1 Sub, LLC and Capital Trust RE CDO 2004-1 Corp. and (ii) the subsidiaries listed in
Exhibit 21.1 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.


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         (f) The authorized, issued, and outstanding capital stock of the
Company is as set forth in the Prospectus under the caption "Capitalization" (other than for subsequent issuances (including restricted stock grants), if any, pursuant to employee benefit plans described in the Prospectus or upon the exercise of outstanding options or warrants described in the Prospectus). The Class A Common Stock (including the Shares) conforms in all material respects to the description thereof contained, or incorporated by reference, in the Prospectus. All of the issued and outstanding shares of Class A Common Stock have been duly authorized and validly issued, are fully paid and non-assessable and have been issued in compliance with federal and state securities laws. The Shares to be sold by the Selling Stockholders have been duly authorized and, when issued upon conversion of the Variable Step Up Trust Preferred Securities in accordance with the terms thereof, will be validly issued, fully paid and non-assessable and will have been issued in compliance with federal and state securities laws. None of the outstanding securities of the Company were issued in violation of the percentage limitations contained in the Company's organizational documents, including, without limitation, the provisions of
Article II, Section 10 of the Company's Bylaws and Section 7 of the Company's Charter. None of the outstanding shares of Class A Common Stock were issued in violation of any preemptive rights, rights of first refusal, or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal, or other rights to purchase, or equity or debt securities convertible into, exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in the Prospectus. The description of the Company's stock option, stock bonus, and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in the Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options, and rights.

         (g) This Agreement has been duly authorized, executed and delivered by the Company.

         (h) The Shares to be sold by the Company have been duly authorized and, when issued and delivered in accordance with the terms of this Agreement, will be validly issued, fully paid and non assessable, and the issuance of such Shares will not be subject to any preemptive or similar rights.

         (i) The execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement will not contravene (i) any provision of applicable law or (ii) the certificate of incorporation or by laws of the Company or (iii) any agreement or other instrument binding upon (a) the Company or any of its subsidiaries that is material to the Company and its subsidiaries, taken as a whole, or (b) either of the Funds, or (iv) any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Company or any subsidiary, or either of the Funds, except in the case of the clauses (i), (iii) or (iv) for such contraventions as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole, and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the Company of its obligations under this Agreement, except such as may be required by the securities or Blue Sky laws of the various states or the NASD in connection with the offer and sale of the Shares.


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         (j) There has not occurred any material adverse change, or any development involving a prospective material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations of (i) the Company and its subsidiaries, taken as a whole, or (ii) either of the Funds, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) (any such change, a "Material Adverse Change").

         (k) There are no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, to which the Company, any of its subsidiaries or either of the Funds is a party or to which any of the properties of the Company, any of its subsidiaries or either of the Funds is subject that are required to be described in the Registration Statements or the Prospectus and are not so described or any statutes, regulations, contracts or other documents that are required to be described in the Registration Statements or the Prospectus or to be filed as exhibits to the Registration Statements that are not described or filed as required.

         (l) Each preliminary prospectus filed as part of the Registration Statements as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the Securities Act, complied when so filed in all material respects with the Securities Act and the applicable rules and regulations of the Commission thereunder.

         (m) The Company is not, and after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus will not be, required to register as an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

         (n) The Company, its subsidiaries and the Funds (i) are in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval, except in the case of clauses (i), (ii) or (iii) where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (o) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a material adverse effect on the Company and its subsidiaries, taken as a whole, or on the Funds.

         (p) Except as described in the Prospectus, or as have been waived in writing and provided to the Underwriters and the Underwriters' counsel, there are no contracts, agreements or understandings between the Company and any person granting such person the


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right to require the Company to include such securities with the Shares registered pursuant to the Registration Statement. All persons who possess such rights have effectively waived them with respect to the offering of the Shares.

         (q) Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of (or incorporated by reference in) the Registration Statements and included or incorporated by reference in the Prospectus, are independent public or certified public accountants within the meaning of the Securities Act.

         (r) None of the Company, any of its subsidiaries or either of the Funds is in violation or default of (i) any provision of its charter or by-laws or other organizational documents, as applicable, (ii) the terms of any indenture, contract, lease, mortgage, deed of trust, note agreement, loan agreement, credit facility, repurchase agreement, management agreement, or other agreement, obligation, condition, covenant or instrument to which it is a party or bound or to which its property is subject, or (iii) any statute, law, rule, regulation, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company, such subsidiary or Fund or any of its respective properties, as applicable, including, without limitation, the provisions of the Securities Act, Exchange Act, Sarbanes-Oxley Act and the rules and regulations of the NASD and the NYSE, except in the case of clauses (ii) or (iii) for such violations or defaults as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (s) The Company has delivered to each of the Managers one (1) complete photocopy of a manually signed copy of the Registration Statements and of each consent and certificate of experts filed as a part thereof and conformed copies of the Registration Statements (without exhibits), and preliminary prospectuses, and the Prospectus, as amended or supplemented, in such quantities and at such places as the Managers have requested for each of the Underwriters.

         (t) The Company has not distributed and will not distribute, prior to the later of the Option Closing Date (as hereinafter defined) or the expiration of the right to purchase shares of Class A Common Stock granted to the Underwriters in Section 3 hereof, any offering material in connection with the offering and sale of the Shares other than a preliminary prospectus, the Prospectus, or the Registration Statements.

         (u) The financial statements filed with the Commission as a part of (or incorporated by reference in) the Registration Statements and included or incorporated by reference in the Prospectus present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included or incorporated by reference in the Registration Statements present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles ("GAAP") applied on a consistent basis (except in the case of unaudited financials for normal year-end adjustments) throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required to be included or incorporated by reference in the Registration Statements.


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The financial data set forth in the Prospectus under the captions "Prospectus
Summary--Summary Financial Data," and "Capitalization" fairly present the information set forth therein and have been compiled on a basis consistent with that of the audited financial statements contained or incorporated by reference in the Registration Statements.

         (v) The Class A Common Stock (including the Shares) is registered pursuant to Section 12(b) of the Exchange Act, and has been approved for listing on the NYSE, subject to official notice of issuance, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Class A Common Stock under the Exchange Act or delisting the Class A Common Stock from the NYSE nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing.

         (w) The Company, its subsidiaries and the Funds own, possess or have a right to acquire on commercially reasonable terms sufficient trademarks, trade names, patent rights, patents, know-how, collaborative research agreements, inventions, servicemarks, copyrights, licenses, approvals, trade secrets, and other similar rights (collectively, "Intellectual Property Rights") necessary to conduct their businesses as now conducted, as described in the Registration Statements, the Prospectus, and any respective amendments or supplements thereto. The expiration of any of such Intellectual Property Rights would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. None of the Company, any of its subsidiaries or either of the Funds has received any notice of any infringement of or conflict with asserted rights of the Company by others with respect to any Intellectual Property Rights necessary to conduct business as now conducted, except as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole. The Company, its subsidiaries and the Funds do not, in the conduct of their business as now conducted, infringe or conflict with any right or patent of any third party, or any discovery, invention, product, or process which is the subject of a patent application filed by any third party, known to the Company, any of its subsidiaries or either of the Funds, which such infringement or conflict is reasonably likely to have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (x) The Company, each subsidiary and each Fund possesses such valid and current certificates, authorizations, permits or licenses issued by the appropriate state, federal, or foreign regulatory agencies or bodies necessary to conduct their respective businesses as now conducted, and none of the Company, any subsidiary or any Fund has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit, except in each case such as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (y) The Company and each of its subsidiaries has good and marketable title to all the real properties reflected as owned in the financial statements referred to in Section 1(u) above (or elsewhere in the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, claims, and other defects, with such exceptions as are described in the Prospectus or are not material and do not materially interfere with the use made or proposed to be made of such property or assets by the Company or such subsidiary or Fund. The real property, improvements, equipment, and personal property held under lease by the Company, any subsidiary or any Fund are held under valid and enforceable leases, with such


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exceptions as are described in the Prospectus or are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment, or personal property by the Company or such subsidiary or Fund. Each of the mortgages, deeds of trust or other security agreements executed and/or delivered by or to the Company or either of the Funds, as applicable, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time, are enforceable in accordance with its terms, subject to principles of equity and bankruptcy, insolvency, moratorium and other laws generally applicable to creditors' rights and the enforcement of debtors' obligations. There are no facts that would impair the validity or value of any of such mortgages, deeds of trust or other security agreements and such mortgages, deeds of trust or other security agreements are not the subject of any breach, default or event, that with the passage of time or the giving of notice or both, would result in such a breach or default except as described in the Prospectus or for such facts, breaches, defaults or events as would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (z) The Company, its subsidiaries and the Funds have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine, or penalty levied against any of them. The Company has made adequate charges, accruals, and reserves in the applicable financial statements referred to in Section 1(u) above in respect of all federal, state, and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined. The Company is not aware of any tax deficiency that has been or might be asserted or threatened against the Company

         (aa) There are no transfer taxes or other similar fees or charges under Federal law or the laws of any state, or any political subdivision thereof, required to be paid in connection with the execution and delivery of this Agreement or the issuance and sale by the Company of the Shares.

         (bb) Each of the Company, its subsidiaries and the Funds are insured in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses including, but not limited to, policies covering real and personal property owned or leased by the Company and its subsidiaries against theft, damage, destruction, acts of vandalism, general liability and Directors' and Officers' liability. Neither the Company, any of its subsidiaries nor any Fund has received notice that it will not be able to or has reason to believe that it will not be able to (i) renew their existing insurance coverage as and when such policies expire, or (ii) obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct their business as now conducted and at a cost that would not have a material adverse effect on the Company and its subsidiaries, taken as a whole.

         (cc) The Company has not taken and will not take, directly or indirectly, any action which was designed to, or that might be expected to cause or result in, stabilization or manipulation of the price of the Class A Common Stock in contravention of applicable law.

         (dd) There are no business relationships or related-party transactions involving the Company, any subsidiary, any Fund or any other person required to be described in the Prospectus which have not been described as required.


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         (ee) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act and, when read together with the other information in the Prospectus, at the time the Registration Statements and any amendments thereto became effective, at the Closing Date, and at the Option Closing Date, as the case may be, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (ff) The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences; the chief executive officer and principal financial officer of the Company have made all certifications required by the Sarbanes-Oxley Act and any related rules and regulations promulgated by the Commission thereunder; the Company maintains "disclosure controls and procedures" (as defined in Rule 13a-14(c) under the Exchange Act); and the Company is otherwise in compliance with all applicable provisions of the Sarbanes-Oxley Act and the rules and regulations issued thereunder by the Commission currently in effect and requiring compliance as of the date hereof, the Closing Date and the Option Closing Date.

         (gg) The Company has obtained Directors' and Officers' liability insurance in the minimum amount of $10,000,000.

         (hh) None of the Company, any of its subsidiaries or either of the Funds, nor, to the best knowledge of the Company, any employee or agent of the Company or any subsidiary or any Fund, has made any contribution or other payment to any official of, or candidate for, any federal, state, or foreign office in violation of any law or of the character required to be disclosed in the Prospectus.

         (ii) There is no transaction, arrangement or other relationship among the Company, any of its subsidiaries and/or any unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in its Commission filings and is not so disclosed.

         (jj) The statistical and market-related data included in the Registration Statements and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

         (kk) The Company, its subsidiaries and the Funds are as of the date hereof and will be as of the Closing Date and the Option Closing Date, in compliance with their respective investment, underwriting and risk-adjusted capital guidelines, policies and procedures, except where any noncompliance would not result in a material adverse effect for the Company or its subsidiaries, taken as a whole.

         (ll) The Company is organized and, beginning with its 2003 taxable year has operated and thereafter will operate, in a manner so as to qualify as a real estate investment trust ("REIT") under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder (collectively, the "Code"), and will elect to, and intends to remain qualified to, be taxed as a REIT under the Code and pursuant to any applicable state tax laws. The Company does not know of any event which would cause or is likely to cause the Company to fail to qualify as a REIT for its 2003 and 2004 taxable years.

         (mm) Except for the CDO Sub, neither the Company, any of its subsidiaries nor any of their assets will be treated as a taxable mortgage pool.

         (nn) The entities listed on Schedule V hereto are wholly-owned subsidiaries of the Company and are "qualified REIT subsidiaries" within the meaning of Section 856(i) of the Code. The Company has no other "qualified REIT subsidiaries."

         (oo) CT Investment, VIC, Inc., VCG Montreal Management, Inc. and CT-F2-GP, LLC are wholly-owned subsidiaries of the Company and are "taxable REIT subsidiaries" within the meaning of Section 856(l) of the Code. Other than Global Realty Outsourcing, Inc., the Company has no other "taxable REIT subsidiaries."

         (pp) Neither the Company nor any of its subsidiaries has been asked to replace or substitute any collateralized debt obligations or to indemnify any party under any collateralized debt obligations.

         (qq) The sale of the Shares as contemplated in this Agreement will not result in an antidilution or other adjustment of the exercise price or number of shares issuable upon exercise of any options, warrants or other convertible securities outstanding on the date hereof, the Closing Date and the Option Closing Date.

         (rr) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise disclosed in the Prospectus, (i) the Company and its subsidiaries, taken as a whole, have not incurred any material liability or obligation, direct or contingent, nor entered into any material transaction not in the ordinary course of business; (ii) the Company and its subsidiaries have not purchased any of the Company's outstanding capital stock, and the Company has not declared, paid or otherwise made any dividend or distribution of any kind on its capital stock; and (iii) there has not been any material change in the capital stock or material increase in long-term debt of the Company and its subsidiaries, taken as a whole, except in each case as reflected in the Prospectus. Except as disclosed in the Prospectus, as of the date hereof, none of the Company's loans are in default and the Company has not received notice from any borrower under any of its loans that a default is imminent and all of the Company's investments are making payments in accordance with their contractual terms.

         (ss) The sale and issuance by the Company of all shares and warrants pursuant to the Berkley Agreement in the May 11, 2004 and June 18, 2004 closings of the transactions contemplated therein was in compliance with all applicable state and federal securities laws, and all applicable rules of the NYSE. The securities issued pursuant to the Berkley Agreement were duly authorized and, when issued, were duly and validly issued, fully paid and nonassessable, free and clear of all liens.

         (tt) As of January 1, 2003, the Company has no accumulated earnings or profits from any tax years in which it was taxed as a regular corporation.

      Any certificate signed by an officer of the Company and delivered to the Managers, or any of them, or to counsel for the Underwriters shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters set forth therein.

      2. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders severally and not jointly represents and warrants and agrees with each of the Underwriters solely as to itself that:

         (a) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder.

         (b) The execution and delivery by such Selling Stockholder of, and the performance by such Selling Stockholder of its obligations under, this Agreement, the Custody Agreement signed by such Selling Stockholder and American Stock Transfer and Trust Co., as Custodian, relating to the deposit of the Shares to be sold by such Selling Stockholder (the "Custody Agreement") and the Power of Attorney appointing certain individuals as such Selling Stockholder's attorneys-in-fact to the extent set forth therein, relating to the transactions contemplated hereby and by the Registration Statements (the "Power of Attorney") will not contravene (i) any provision of applicable law, or (ii) the organizational documents of such Selling Stockholder (if such Selling Stockholder is other than a natural person), or (iii) any agreement or other instrument binding upon such Selling Stockholder or any judgment, order or decree of any governmental body, agency or court having jurisdiction over such Selling Stockholder, except in the case of clauses (i) or (iii) for such contraventions as would not have a material adverse effect on the transactions contemplated by this Agreement and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by such Selling Stockholder of its obligations under this Agreement or the Custody Agreement or Power of Attorney of such Selling Stockholder, except such as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares.

         (c) Such Selling Stockholder has, and on the Closing Date will have good and marketable title to the Shares to be sold by such Selling Stockholder free and clear of all security interests, claims, liens, equities or other encumbrances known to or arising through the Selling Stockholder (except for encumbrances arising under this Agreement, the Custodian Agreement and the Power of Attorney) and the legal right and power, and all authorization and approval required by law, to enter into this Agreement, the Custody Agreement and the Power of Attorney and to sell, transfer and deliver the Shares to be sold by such Selling Stockholder or a security entitlement in respect of such Shares.

         (d) The Custody Agreement and the Power of Attorney have been duly authorized, executed and delivered by such Selling Stockholder and are valid and binding agreements of such Selling Stockholder enforceable against the Selling Stockholder in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and as may be limited by exercise of judicial discretion and the application of principles of equity, good faith, fair dealing reasonableness, conscionability and materiality.

         (e) Upon delivery to the Underwriters of certificates representing the Shares to be sold by such Selling Stockholder, each endorsed to the Underwriters or in blank, by an effective endorsement and payable therefore by the Underwriters pursuant to this Agreement, the Underwriters will, assuming the Underwriters do not have notice of any adverse claims thereof, acquire the Shares to be sold by the Selling Stockholder free and clear of adverse claims, as defined in Section 8-102 of the New York Uniform Commercial Code.

         (f) The information provided by such Selling Stockholder for use in the Selling Stockholder Registration Statement, Prospectus, and the preliminary prospectus (consisting of the Selling Stockholder's name, number of Shares to be sold and the related footnotes to the table under the caption "Selling Shareholders" insofar as such information relates to such Selling Stockholder) was and is true and correct.

      3. Agreements to Sell and Purchase. Each Seller, severally and not jointly, hereby agrees to sell to the several Underwriters, and each Underwriter, upon the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, agrees, severally and not jointly, to purchase from such Seller at $22.526875 a share (the "Purchase Price") the number of Firm Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the number of Firm Shares to be sold by such Seller as the number of Firm Shares set forth in Schedule I attached hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      On the basis of the representations and warranties contained in this Agreement, and subject to its terms and conditions, the Company agrees to sell to the Underwriters the Additional Shares, and the Underwriters shall have the right to purchase, severally and not jointly, up to 525,000 Additional Shares at the Purchase Price. You may exercise this right on behalf of the Underwriters in whole or from time to time in part by giving written notice of each election to exercise the option not later than 30 days after the date of this Agreement. Any exercise notice shall specify the number of Additional Shares to be purchased by the Underwriters and the date on which such shares are to be purchased. Each purchase date must be at least two business days after the written notice is given and may not be earlier than the closing date for the Firm Shares or later than ten business days after the date of such notice. Additional Shares may be purchased as provided in Section 5 hereof solely for the purpose of covering over-allotments made in connection with the offering of the Firm Shares. On each day, if any, that Additional Shares are to be purchased (an "Option Closing Date"), each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as you may determine) that bears the same proportion to the total number of Additional

Shares to be purchased on such Option Closing Date as the number of Firm Shares set forth in Schedule I attached hereto opposite the name of such Underwriter bears to the total number of Firm Shares.

      Each Seller hereby agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Class A Common Stock or any securities convertible into or exercisable or exchangeable for shares of Class A Common Stock or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the shares of Class A Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of shares of Class A Common Stock or such other securities, in cash or otherwise.

      The restrictions contained in the preceding paragraph shall not apply to
(A) the Shares to be sold hereunder, or (B) the issuance by the Company of shares of Class A Common Stock upon the exercise, conversion or exchange of options, warrants or other convertible or exchangeable securities outstanding on the date hereof or (C) the grant of options or warrants pursuant to the terms of a plan in effect on the date hereof, provided that any option or warrant so issued shall not be exercised during the period ending 90 days after the date of the Prospectus or (D) the grant of restricted stock pursuant to the terms of a plan or agreement in effect on the date hereof, provided that any such stock so issued shall not vest during the period ending 90 days after the date of the Prospectus or the recipient of such stock agrees not to transfer such stock during such period. In addition, each Selling Stockholder, agrees that, without the prior written consent of Morgan Stanley & Co. Incorporated on behalf of the Underwriters, it will not, during the period ending 90 days after the date of the Prospectus, make any demand for, or exercise any right with respect to, the registration of any shares of Class A Common Stock or any security convertible into or exercisable or exchangeable for Class A Common Stock.

      4. Terms of Public Offering. The Sellers are advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after this Agreement has been executed as in your judgment is advisable. The Sellers are further advised by you that the Shares are to be offered to the public initially at $23.75 a share (the "Public Offering Price") and to certain dealers selected by you at a price that represents a concession not in excess of $0.80 a share under the Public Offering Price.

      5. Payment and Delivery. Payment for the Firm Shares to be sold by each Seller shall be made to such Seller by wire transfer in Federal or other funds immediately available in New York City against delivery of such Firm Shares for the respective accounts of the several Underwriters at 10:00 a.m., New York City time, on July 28, 2004, or at such other time on the same or such other date, not later than August 7, 2004, as shall be designated in writing by you. The time and date of such payment are hereinafter referred to as the "Closing Date."

      Payment for any Additional Shares shall be made to the Company by wire transfer in Federal or other funds immediately available in New York City against delivery of such Additional Shares for the respective accounts of the several Underwriters at 10:00 a.m., New

York City time, on the date specified in the corresponding notice described in
Section 3 or at such other time on the same or on such other date, in any event not later than August 27, 2004, as shall be designated in writing by you.

      The Firm Shares and Additional Shares shall be registered in such names and in such denominations as you shall request in writing not later than one full business day prior to the Closing Date or the applicable Option Closing Date, as the case may be. The Firm Shares and Additional Shares shall be delivered to you on the Closing Date or an Option Closing Date, as the case may be, for the respective accounts of the several Underwriters, against payment of the Purchase Price therefor. The Company will pay in a timely manner transfer taxes payable in connection with the transfer of the Shares to be sold by the Company, and the Selling Stockholders will pay in a timely manner transfer taxes payable in connection with the transfer of the Shares to be sold by the Selling Stockholders.

      6. Conditions to the Underwriters' Obligations. The several obligations of the Sellers to sell the Shares to the Underwriters and the several obligations of the Underwriters to purchase and pay for the Shares on the Closing Date and any Option Closing Date are subject to the condition that the Registration Statements shall remain effective on the date hereof and no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Securities Act nor any proceedings initiated under Sections 8(d) and 8(e) of the Securities Act.

      The several obligations of the Underwriters are subject to the following further conditions:

         (a) Subsequent to the execution and delivery of this Agreement and prior to the Closing Date and any Option Closing Date, as the case may be:

             (i) there shall not have occurred any downgrading, nor shall any notice have been given of any intended or potential downgrading or of any review for a possible change that does not indicate the direction of the possible change, in the rating accorded any of the Company's securities by any "nationally recognized statistical rating organization," as such term is defined for purposes of Rule 436(g)(2) under the Securities Act; and

             (ii) there shall not have occurred any change, or any development involving a prospective change, in the condition, financial or otherwise, or in the earnings, business or operations of the Company and its subsidiaries, taken as a whole, from that set forth in the Prospectus (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement) that, in your judgment, is material and adverse and that makes it, in your judgment, impracticable to market the Shares on the terms and in the manner contemplated in the Prospectus.

         (b) The Underwriters shall have received on the Closing Date and any Option Closing Date, as the case may be, a certificate, dated such date, and signed by an executive officer of the Company, to the effect set forth in
Section 6(a)(i) above and to the effect that the representations and warranties of the Company contained in this Agreement are true, correct and complete as of the Closing Date and that the Company has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied hereunder on or before the Closing Date.

         The officer signing and delivering such certificate may rely upon the best of his or her knowledge as to proceedings threatened.

         (c) The Underwriters shall have received on the Closing Date an opinion of Venable LLP, Maryland counsel for the Company, dated the Closing Date, to the effect that:

             (i) the Company has been duly incorporated and is validly existing under the laws of the State of Maryland and is in good standing with the Maryland State Department of Assessment and Taxation, the Company has the corporate power and authority to own its property and to conduct its business as described in the Prospectus under the caption "Business" and to enter into and perform its obligations under the Agreement;

             (ii) the authorized, issued and outstanding stock of the Company as of June 30, 2004 was as set forth in the Prospectus Supplement under the caption "Historical and Pro Forma Capitalization" and the shares of the Company's capital stock issued and outstanding prior to the issuance of the Shares (the "Outstanding Shares") have been duly authorized and validly issued and are fully paid and non-assessable and none of the Outstanding Shares was issued in violation of preemptive rights arising under the Maryland General Corporation Law (the "MGCL") or the Company's charter or bylaws;

             (iii) the Shares to be sold by the Company have been duly authorized by all necessary corporate action on the part of the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement against payment of the consideration set forth therein, will be validly issued, fully paid and non-assessable;

             (iv) the shares of Class A Common Stock issuable upon conversion of the shares of Variable Step Up Trust Preferred Securities of CT Convertible Trust I have been duly authorized and are validly issued, fully paid and non-assessable;

             (v) the issuance of the Shares is not subject to preemptive rights arising under the MGCL or the Company's charter or bylaws;

             (vi) the execution and delivery by the Company of, and the performance by the Company of its obligations under, this Agreement do not conflict with or violate the Charter, the Bylaws or the MGCL; the execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate action on the part of the Company; this Agreement has been duly executed and delivered by the Company;

             (vii) the authorized capital stock of the Company conforms as to legal matters to the description thereof contained in the Prospectus;

             (viii) we have reviewed the information in the Prospectus under the captions "Risk Factors - Risks Relating to this Offering - Some provisions of our charter and bylaws and Maryland law may deter takeover attempts, which may limit the opportunity of our shareholders to sell their shares at a favorable price" and in the Prospectus under the captions "Description of Capital Stock" and "Description of Our Stock" and, to the extent such information constitutes a summary of the terms of the Shares, summaries of Maryland legal matters, summaries of certain provisions of the Company's charter or bylaws or legal conclusions with respect to matters of Maryland law, such information is correct in all material respects and the Shares conform in all material respects to such descriptions; and

             (ix) Fund III has been duly incorporated and is validly existing under the laws of the State of Maryland and is in good standing with the Maryland State Department of Assessment and Taxation. Fund III has the corporate power to own its property and to conduct its business as described in the Prospectus under the caption "Business."

             The opinions of Venable LLP described in Section 6(c) above shall be rendered to the Underwriters at the request of the Company, and shall so state therein.

         (d) the Underwriters shall have received on the Closing Date an opinion of Paul, Hastings, Janofsky & Walker LLP, outside counsel to the Company, dated the Closing Date, to the effect that:

             (i) CT Investment is validly existing as a limited liability company in good standing under the laws of the State of Delaware. CT Investment has the limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statements and the Prospectus, except where the failure to have such power or authority would not have a material adverse effect on the Company and its subsidiaries, taken as a whole;

             (ii) all the outstanding membership interests of CT Investment (a) have been duly authorized and validly issued, (b) based solely upon a review of the LLC Agreement, are owned of record, directly or, through another subsidiary of the Company, indirectly, by the Company and (c) are not, to our knowledge, subject to any perfected security interest or, to our knowledge, any other encumbrance or adverse claim;

             (iii) the statements in the Prospectus under the caption "Federal Income Tax Considerations" insofar as they purport to constitute a summary of matters of law, legal matters or the documents referred to therein, is an accurate summary in all material respects;

             (iv) based upon the reasoning and analysis set forth in the opinion letter, while the matter is not entirely free from doubt, it is our opinion that the Company is not and, immediately after giving effect to the offer and sale of the Shares as contemplated by this Agreement and described in the Prospectus, will not be an "investment company," as this term is defined in the Investment Company Act of 1940, as amended;

             (v) the Registration Statements, as of their effective dates, and the Prospectus, as of its date (other than the financial statements, notes and schedules thereto and the other information of a financial, statistical or accounting nature included or incorporated by reference therein, as to which we express no opinion, and the documents incorporated by reference therein, as to which we express no opinion in this paragraph), appear on their face to comply as to form in all material respects with the applicable requirements of the Securities Act.

The Company has satisfied the conditions for the use of Form S-3, as set forth in the general instructions thereto, with respect to the Registration Statements;

             (vi) the documents incorporated by reference into the Registration Statements, on the respective dates they were filed (other than the financial statements, notes and schedules thereto and the other information of a financial, statistical or accounting nature included or incorporated by reference therein, as to which we express no opinion), appear on their face to comply as to form in all material respects with the applicable requirements of Form 10-K, Form 10-Q and form 8-K (to the extent incorporated by reference into the Registration Statements), as the case may be, under the Exchange Act;

             (vii) to our knowledge, based solely on confirmation by the SEC, the Registration Statements have been declared effective by the Commission under the Securities Act; to our knowledge, based solely on the confirmation by the SEC, we are not aware of any stop order suspending the effectiveness of the Registration Statements, and, to our knowledge, no stop order proceedings for such purpose are pending by the Commission. Any required filing of the Prospectus pursuant to Rule 424 under the Securities Act has been made in the manner and within the time period required by such Rule 424;

             (viii) no consent, approval, authorization or order of or filing with any federal or New York state governmental authority or, to our knowledge, any New York or United States federal court is required for the Company's execution and delivery of the Underwriting Agreement and the issuance of the Company Shares pursuant thereto, other than (a) those that have been obtained under the Securities Act, the Exchange Act or the rules of the NYSE, (b) those under state securities or blue sky laws (as to which we express no opinion) and
(c) any necessary approval of the Corporate Financing Department of NASD (as to which we express no opinion);

             (ix) the execution and delivery of the Agreement by the Company and the issuance and delivery of the Company Shares by the Company in accordance therewith do not (a) constitute a breach by the Company of, or constitute a default by the Company under, any of the agreements filed as an exhibit to the Registration Statements, other than such breach or default by the Company as could not reasonably be expected to have a material adverse effect on the Company and its subsidiaries, taken as a whole, (b) cause the Company to violate any federal or New York law, regulation or rule applicable to the Company, or
(c) cause the Company to violate any decree, judgment or order of any federal or New York state court or governmental authority to which the Company is a named party and which is known to us;

             (x) to our knowledge, there are no contracts, licenses, agreements, leases or documents of a character which are required to be filed as exhibits to the Registration Statements or to be summarized or described in the Prospectus which are not so filed, summarized or described, as applicable;

             (xi) to our knowledge, there is no action, suit or proceeding at law or in equity, or by or before any federal or New York state court or governmental or regulatory body or agency pending or overtly threatened against the Company or CT Investment, which is required to be described in the Prospectus which is not so described;

             (xii) to our knowledge, based solely on a review of the Company's NYSE listing applications, the Shares have been approved for listing on the NYSE, subject to official notice of issuance;

             (xiii) the Company has qualified for treatment as a "real estate investment trust" under the Code since January 1, 2003 through December 31, 2003, the date of the most recent audited financial statements and, based on management reports of the Company reviewed by us and the Company's organization and current and contemplated methods of operation, as described in the Registration Statements and the Prospectus and as represented to us by the Company, will be able to continue to so qualify; and

             (xiv) in connection with the preparation of the Registration Statements and Prospectus, we have participated in conferences with directors, officers and other representatives of the Company and its subsidiaries, representatives of the Selling Stockholders and their counsel, representatives of Ernst & Young LLP and representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statements and Prospectus were discussed and, although we have not independently verified and are not passing upon and do not assume responsibility, explicitly or implicitly, for the accuracy, completeness or fairness of the statements contained in the Registration Statements or Prospectus (except to the extent stated, but only to the extent stated, in clause (iii) set forth above), on the basis of the foregoing, relying as to materiality to a large extent on the representations of officers and other representatives of the Company and its subsidiaries, no fact has come to our attention which leads us to believe that the Registration Statements at the time such Registration Statements became effective contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Prospectus at the date of such Prospectus or at the date hereof contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that we express no view with respect to the financial statements, notes and schedules thereto and other information of a financial, statistical or accounting nature included or incorporated by reference in the Registration Statements or Prospectus).

             With respect to Section 6(d)(xiv) above, Paul, Hastings, Janofsky & Walker LLP, may state that their beliefs are based upon their participation in the preparation of the Registration Statements and Prospectus and any amendments or supplements thereto and documents incorporated by reference and review and discussion of the contents, thereof, and review and discussion of the contents thereof, but are without independent check or verification, except as specified.

             The opinions of Paul, Hastings, Janofsky & Walker LLP described in
Section 6(d) above shall be rendered to the Underwriters at the request of the Company, and shall so state therein.

         (e) The Underwriters shall have received on the Closing Date an opinion of Hogan & Hartson L.L.P., counsel for Selling Stockholder EOP Operating Limited Partnership ("EOP"), dated the Closing Date, to the effect that:

             (i) this Agreement has been duly authorized, executed and delivered by or on behalf of EOP;

             (ii) the execution and delivery by EOP of, and the performance as of the Closing Date by EOP of its obligations under, this Agreement and the Custody Agreement and the Power of Attorney of EOP do not (a) violate the Delaware Revised Uniform Limited Partnership Act, as amended, or the Third Amended and Restated Agreement of Limited Partnership of EOP dated July 2, 2001, as amended or (b) breach or constitute a default under any agreement or contract filed as an exhibit to the Annual Report on Form 10-K for the year ended December 31, 2003 of EOP;

             (iii) the Custody Agreement and the Power of Attorney of EOP have been duly authorized, executed and delivered by EOP and constitute valid and binding obligations of EOP enforceable against EOP in accordance with their terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, receivership, moratorium or other laws affecting creditors' rights (including, without limitation, the effect of statutory and other law regarding fraudulent conveyances, fraudulent transfers and preferential transfers) and as may be limited by exercise of judicial discretion and the application of principles of equity, good faith, fair dealing reasonableness, conscionability and materiality (regardless of whether the enforceability thereof is considered in a proceeding at law or in equity); and

             (iv) upon delivery to the Underwriters of certificates representing the Shares to be sold by EOP, each indorsed to the Underwriters or in blank, by an effective indorsement, and payment therefore by the Underwriters pursuant to the Agreement, the Underwriters will, assuming that the Underwriters do not have notice of any adverse claims thereto, acquire the Shares to be sold by EOP free and clear of adverse claims, as defined in Section 8-102 of the New York Uniform Commercial Code.

             The opinion of Hogan & Hartson L.L.P. described in Section 6 (e) above shall be rendered to the Underwriters at the request of the EOP, and shall so state therein.

         (f) The Underwriters shall have received on the Closing Date an opinion of inside counsel to GMAM Investment Funds Trust and GMAM Group Pension Trust II (the "GM Stockholders"), dated the Closing Date, to the effect that:

             (i) this Agreement has been duly authorized, executed and delivered by or on behalf of each of the GM Stockholders;

             (ii) the execution and delivery by the GM Stockholders of, and the performance by the GM Stockholders of their obligations under, this Agreement and the Custody Agreement and Powers of Attorney of the GM Stockholders shall not contravene any provision of the organizational documents of the GM Stockholders or, to the knowledge of such counsel, applicable law, any agreement or other instrument binding upon the GM Stockholders or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the GM Stockholders; and no consent, approval, authorization or order of, or qualification with, any governmental body or agency is required for the performance by the GM Stockholders of their obligations under this Agreement or the Custody Agreement or Power of Attorney of the GM Stockholders, except as may be required by the securities or Blue Sky laws of the various states in connection with the offer and sale of the Shares;

             (iii) the GM Stockholders have valid title to, or a valid security entitlement in respect of, the Shares to be sold by the GM Stockholders free and clear of all security interests, claims, liens, equities and other encumbrances, and the GM Stockholders have the legal right and power, and all authorization and approval required by law, to enter into this Agreement and the Custody Agreement and Power of Attorney of the GM Stockholders and to sell, transfer and deliver the Shares to be sold by the GM Stockholders or a security entitlement in respect of such Shares; and

             (iv) the Custody Agreement and the Power of Attorney of the GM Stockholders have been duly authorized, executed and delivered by the GM Stockholders and are valid and enforceable binding agreements of the GM Stockholders.

             The opinions of inside counsel to the GM Stockholders in Sections 6(f) above shall be rendered to the Underwriters at the request of the GM Stockholders, and shall so state therein.

         (g) The Underwriters shall have received on the Closing Date and any Option Closing Date, as the case may be, an opinion of O'Melveny & Myers LLP, counsel for the Underwriters, dated such date, in form and substance satisfactory to the Underwriters.

         (h) The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance reasonably satisfactory to the Underwriters, from Ernst & Young LLP, independent public accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in or incorporated by reference into the Registration Statements and the Prospectus; provided that (i) the letter delivered on the Closing Date shall use a "cut-off date" not earlier than the date hereof and (ii) the letter delivered shall not be deemed satisfactory if it does not include the paragraphs set forth on Schedule IV. On or before the Closing Date and each Option Closing Date, the Company shall have delivered to Ernst & Young, LLP the necessary financial statements necessary for Ernst & Young, LLP to include in its comfort letter the additional paragraphs set forth on Schedule IV hereto.

         (i) The Lock-up Agreements between you and the parties set forth on
Schedule III relating to sales and certain other dispositions of shares of Class A Common Stock or certain other securities, delivered to you on or before the date hereof or, as indicated on Schedule III hereto, the Closing Date, shall be in full force and effect on the Closing Date.

         (j) At least three (3) business days prior to the Closing Date, the Company and the Selling Stockholders shall have furnished for review by the Managers copies of the Powers of Attorney and Custody Agreements executed by each of the Selling Stockholders and such further information, certificates, and documents as the Managers may reasonably request.

         (k) On the Closing Date, the Managers shall have received a written certificate executed by the Attorney-in-Fact for each of the Selling Stockholders, dated as of such Closing Date, to the effect that:

             (i) the representations, warranties, and covenants of such Selling Stockholder set forth in Section 2 are true, correct and complete with the same force and effect as though expressly made by such Selling Stockholder on and as of such Closing Date; and

             (ii) such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date.

         (l) On or before each of the Closing Date and the Option Closing Date, the Managers and counsel for the Underwriters shall have received such information, documents and opinions as they may reasonably require for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

      The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to the delivery to you on the applicable Option Closing Date of such documents as you may reasonably request with respect to the good standing of the Company, the due authorization and issuance of the Additional Shares to be sold on such Option Closing Date and other matters related to the issuance of such Additional Shares.

      7. Covenants.

      A. Covenants of the Company. In further consideration of the agreements of the Underwriters herein contained, the Company covenants with each Underwriter as follows:

         (a) To furnish to each of the Managers, without charge, one (1) photocopy of the manually signed Registration Statements (including exhibits thereto and documents incorporated by reference) and for delivery to each other Underwriter a conformed copy of the Registration Statements (without exhibits thereto but including documents incorporated by reference) and to furnish to you in New York City, without charge, prior to 10:00 a.m. New York City time on the second business day next succeeding the date of this Agreement and during the period mentioned in Section 7(c) below, as many copies of the Prospectus, any documents incorporated by reference, and any supplements and amendments thereto or to the Registration Statements as you may reasonably request. The terms "supplement" and "amendment" or "amend" as used in this Agreement shall include all documents subsequently filed by the Company with the Commission pursuant to Exchange Act, that are deemed to be incorporated by reference in the Prospectus.

         (b) Until the expiration of the right to purchase shares of Class A Common Stock granted to the Underwriters in Section 3 hereof, before amending or supplementing the Registration Statements or the Prospectus, to furnish to you a copy of each such proposed amendment or supplement and not to file any such proposed amendment or supplement to which you reasonably object, and to file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule.

         (c) If, during such period after the first date of the public offering of the Shares as in the reasonable opinion of counsel for the Underwriters the Prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer through expiration of the right to purchase shares of Class A Common Stock granted to the Underwriters in Section 3 hereof, any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if, in the reasonable opinion of counsel for the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Underwriters and to the dealers (whose names and addresses you will furnish to the Company) to which Shares may have been sold by you on behalf of the Underwriters and to any other dealers upon request, either amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances under which they were made, be misleading or so that the Prospectus, as amended or supplemented, will comply with law.

         (d) To endeavor to qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as you shall reasonably request, provided; that nothing in this Section 7(A)(d) shall require the Company to qualify generally to do business in any jurisdiction where it is not then so qualified, subject the Company to any material tax in any such jurisdiction where it is not then so subject or require the Company to file a general consent to service of process in any such jurisdiction.

         (e) To make generally available to the Company's security holders and to you as soon as reasonably practicable an earning statement covering the twelve-month period ending September 30, 2005 that satisfies the provisions of
Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder.

      B. Covenants of the Selling Stockholders. Each Selling Stockholder further covenants and agrees with each Underwriter to deliver to the Managers or the custodian, as applicable, prior to the Closing Date a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person) or Form W-9 (if the Selling Stockholder is a United States Person).

      Morgan Stanley & Co. Incorporated, on behalf of the several Underwriters, may, in its sole discretion, waive in writing the performance by the Company or any Selling Stockholder of the foregoing covenants or extend the time for its performance.

      8. Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company agrees to pay or cause to be paid all expenses incident to the performance of obligations of the Company and the Selling Stockholders under this Agreement (except to the extent the Selling Stockholders are obligated to pay or to cause to be paid an expense described in the next two sentences), including: (i) the fees, disbursements and expenses of the Company's counsel and the Company's accountants in connection with the registration and delivery of the Shares under the Securities Act and all other fees or expenses in connection with the preparation and filing of the Registration Statements, any preliminary prospectus, the Prospectus and amendments and supplements to any of the foregoing, including all printing costs associated therewith, and the mailing and delivering of copies thereof to the Underwriters and dealers, in the quantities hereinabove specified, (ii) all costs and expenses related to the transfer and delivery of the Shares to be sold by the Company to the Underwriters, including any transfer or other taxes payable thereon, (iii) the cost of printing or producing any Blue Sky or Legal Investment memorandum in connection with the offer and sale of the Shares under state securities laws and all expenses in connection with the qualification of the Shares for offer and sale under state securities laws as provided in Section 7A(d) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky or Legal Investment memorandum, (iv) all filing fees and the reasonable fees and disbursements of counsel to the Underwriters incurred in connection with the review and qualification of the offering of the Shares by the NASD, (v) all fees and expenses in connection with the preparation and filing of the registration statement on Form 8-A relating to the Class A Common Stock and all costs and expenses incident to listing the Shares on the NYSE, (vi) the cost of printing certificates representing the Shares, (vii) the costs and charges of any transfer agent, registrar or depositary, (viii) the costs and expenses of the Company relating to investor presentations on any "road show" undertaken in connection with the marketing of the offering of the Shares, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations with the prior approval of the Company, travel and lodging expenses of the representatives and officers of the Company and any such consultants, and the cost of any aircraft chartered in connection with the road show, (ix) the document production charges and expenses associated with printing this Agreement and (x) all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section. Notwithstanding the foregoing, the expenses of the offering of the Shares incurred by or on behalf of the Company will be paid pro rata by the Company and the Selling Stockholders based on the number of Shares sold in the offering among the Company and the Selling Stockholders, except for the expenses of the Selling Stockholders in the next sentence, which shall be paid by the Selling Stockholders; provided, however, that in no event shall EOP be required to pay such portion of the Company's expenses to the extent it would result in the net proceeds to EOP to be less than $22.00 per share after taking into account all of EOP's expenses, except for the expenses of its legal counsel. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, each Selling Stockholder agrees to pay or cause to be paid (i) all of the fees, disbursements and expenses of its counsel and the Custodian and (ii) all costs and expenses related to the transfer and delivery of the Shares to be sold by the Selling Stockholders to the Underwriters, including any transfer or other taxes payable thereon. It is understood, however, that except as provided in this Section, Section 9 entitled "Indemnity and Contribution", and the last paragraph of Section 11 below, the Underwriters will pay all of their costs and expenses, including fees and disbursements of their counsel, stock transfer taxes payable on resale of any of the Shares by them and any advertising expenses connected with any offers they may make.

      The provisions of this Section shall not supersede or otherwise affect any agreement that the Sellers may otherwise have for the allocation of such expenses among themselves.

      9. Indemnity and Contribution.

         (a) The Company agrees to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, each Selling Stockholder, each person, if any, who controls any Selling Stockholder within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of any Selling Stockholder within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Underwriter furnished to the Company in writing by such Underwriter through you expressly for use therein, and except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to any Selling Stockholder furnished to the Company in writing by such Selling Stockholder for use therein; provided, however, that the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter or affiliate of such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities, unless such failure is the result of noncompliance by the Company with Section 7(a) hereof.

      The Selling Stockholders, severally and not jointly, agree to indemnify and hold harmless each Underwriter, each person, if any, who controls any Underwriter within the meaning of either Section 15 of the Securities Act or
Section 20 of the Exchange Act, and each affiliate of any Underwriter within the meaning of Rule 405 under the Securities Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Selling Stockholder Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished by or on behalf of such Selling Stockholder for use in the Selling Stockholder Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto, provided that the aggregate liability of each Selling Stockholder pursuant to this Section 9(a) and Sections 9(b), 9(e) and 9(f) below shall not exceed an amount equal to the aggregate net proceeds to such Selling Stockholder from the sale of the Firm Shares sold by such Selling Stockholder to the Underwriters. For all purposes of this Agreement, the information (name, number of shares and the related footnotes to the table insofar as such information relates to such Selling Stockholder) contained in the Prospectus under the caption "Selling Shareholders" is the only information furnished in writing by a Selling Stockholder for use in the Selling Stockholder Registration Statement, preliminary prospectus, the Prospectus, or any amendments or supplements thereto.

         (b) Each Selling Stockholder agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who sign the Registration Statements and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Selling Stockholder Registration Statement or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder expressly for use in the Selling Stockholder Registration Statement, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, the Selling Stockholders, the directors of the Company, the officers of the Company who sign the Registration Statements and each person, if any, who controls the Company or any Selling Stockholder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in the Registration Statements or any amendment thereof, any preliminary prospectus or the Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only with reference to information relating to such Underwriter furnished to the Company in writing by such Underwriter through you expressly for use in the Registration Statements, any preliminary prospectus, the Prospectus or any amendments or supplements thereto.

         (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 9(a), 9(b) or 9(c), such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the reasonable fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in respect of the legal expenses of any indemnified party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (i) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Underwriters and all persons, if any, who control any Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act or who are affiliates of any Underwriter within the meaning of Rule 405 under the Securities Act, (ii) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statements and each person, if any, who controls the Company within the meaning of either such Section and (iii) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Selling Stockholders and all persons, if any, who control any Selling Stockholder within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are reasonably incurred. In the case of any such separate firm for the Underwriters and such control persons and affiliates of any Underwriters, such firm shall be designated in writing by Morgan Stanley & Co. Incorporated. In the case of any such separate firm for the Company, and such directors, officers and control persons of the Company, such firm shall be designated in writing by the Company. In the case of any such separate firm for the Selling Stockholders and such control persons of any Selling Stockholders, such firm shall be designated in writing by the Selling Stockholder holding a majority of the Shares sold or to be sold hereunder. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

         (e) To the extent the indemnification provided for in Section 9(a), 9(b) or 9(c) is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party or parties on the other hand from the offering of the Shares or (ii) if the allocation provided by clause 9(e)(i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 9(e)(i) above but also the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the offering of the Shares shall be deemed to be in the same respective proportions as the net proceeds from the offering of the Shares (before deducting expenses) received by each Seller and the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate Public Offering Price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Underwriters' respective obligations to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares they have purchased hereunder, and not joint. The obligations of the Selling Stockholders to contribute pursuant to this Section 9 are several and not joint and shall be in proportion to the respective number of Shares sold by such Selling Stockholder under this Agreement.

         (f) The Company, the Selling Stockholders and the Underwriters agree that it would not be just or equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in Section 9(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         (g) The indemnity and contribution provisions contained in this Section 9 and the representations, warranties and other statements of the Company and the Selling Stockholders contained in this Agreement shall remain operative and in full force and effect regardless of (i) any termination of this Agreement,
(ii) any investigation made by or on behalf of any Underwriter, any person controlling any Underwriter or any affiliate of any Underwriter, any Selling Stockholder or any person controlling any Selling Stockholder, or the Company, its officers or directors or any person controlling the Company and (iii) acceptance of and payment for any of the Shares.

      10. Termination. The Underwriters may terminate this Agreement by notice given by you to the Company, if after the execution and delivery of this Agreement and prior to the Closing Date (i) trading generally shall have been suspended or materially limited on, or by, as the case may be, any of the NYSE, the American Stock Exchange or the Nasdaq National Market, (ii) trading of any securities of the Company shall have been suspended on any exchange or in any over-the-counter market, (iii) a material disruption in securities settlement, payment or clearance services in the United States shall have occurred, (iv) any moratorium on commercial banking activities shall have been declared by Federal or New York State authorities or (v) there shall have occurred any outbreak or escalation of hostilities, or any change in financial markets or any calamity or crisis that, in your judgment, is material and adverse and which, singly or together with any other event specified in this clause (v), makes it, in your judgment, impracticable or inadvisable to proceed with the offer, sale or delivery of the Shares on the terms and in the manner contemplated in the Prospectus.

      11. Effectiveness; Defaulting Underwriters. This Agreement shall become effective upon the execution and delivery hereof by the parties hereto.

      If, on the Closing Date or an Option Closing Date, as the case may be, any one or more of the Underwriters shall fail or refuse to purchase Shares that it has or they have agreed to purchase hereunder on such date, and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares to be purchased on such date, the other Underwriters shall be obligated severally in the proportions that the number of Firm Shares set forth opposite their respective names in Schedule II bears to the aggregate number of Firm Shares set forth opposite the names of all such non-defaulting Underwriters, or in such other proportions as you may specify, to purchase the Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase on such date; provided that in no event shall the number of Shares that any Underwriter has agreed to purchase pursuant to this Agreement be increased pursuant to this Section 11 by an amount in excess of one-ninth of such number of Shares without the written consent of such Underwriter. If, on the Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Firm Shares and the aggregate number of Firm Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Firm Shares to be purchased, and arrangements satisfactory to you, the Company and the Selling Stockholders for the purchase of such Firm Shares are not made within 36 hours after such default, this Agreement shall terminate without liability on the part of any non-defaulting Underwriter, the Company or the Selling Stockholders. In any such case either you or the relevant Sellers shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statements and in the

Prospectus or in any other documents or arrangements may be effected. If, on an Option Closing Date, any Underwriter or Underwriters shall fail or refuse to purchase Additional Shares and the aggregate number of Additional Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Additional Shares to be purchased on such Option Closing Date, the non-defaulting Underwriters shall have the option to (i) terminate their obligation hereunder to purchase the Additional Shares to be sold on such Option Closing Date or (ii) purchase not less than the number of Additional Shares that such non-defaulting Underwriters would have been obligated to purchase in the absence of such default. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

      If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of any Seller to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason any Seller shall be unable to perform its obligations under this Agreement, the Sellers will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all out-of-pocket expenses (including the fees and disbursements of their counsel) reasonably incurred by such Underwriters in connection with this Agreement or the offering contemplated hereunder.

      12. Defaulting Selling Stockholders. If any Selling Stockholder shall fail to sell and deliver the number of Shares which such Selling Stockholder is obligated to sell hereunder, then the Underwriters shall purchase from the Company all of the Shares to be sold by the defaulting Selling Stockholders and the Company shall sell such Shares to the Underwriters. No action taken pursuant to this Section 11 shall relieve any Selling Stockholder so defaulting from liability, if any, in respect of such default.

          In the event that the Firm Shares to which the default relates are to be sold, the Underwriters shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus which, in the opinion of Underwriters' counsel, may thereby be made necessary or advisable.

      13. Counterparts. This Agreement may be signed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      14. Applicable Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York.

      15. Headings. The headings of the sections of this Agreement have been inserted for convenience of reference only and shall not be deemed a part of this Agreement.

      16. Parties. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors. Notwithstanding anything to the contrary contained herein, neither the stockholders of Equity Office Properties Trust, the general partner of EOP ("Equity Office"), nor the trustees, officers, employees or agents of Equity Office shall have any liability under this Agreement, and any party hereto shall look solely to the property of EOP for the payment of any claims hereunder against such entity or for the performance of this Agreement by such entity.

                               Very truly yours,

                               CAPITAL TRUST, INC.



                               By:/s/ Brian H. Oswald
                                  ----------------------------------------
                               Name:  Brian H. Oswald
                               Title: Chief Financial Officer


                               GENERAL MOTORS TRUST BANK,
                               NATIONAL ASSOCIATION, as trustee for
                               GMAM Investment Funds Trust



                               By:/s/ Thomas E. Dobrowski
                                  ----------------------------------------
                               Name:  Thomas E. Dobrowski
                               Title: Managing Director, Real Estate and
                                      Alternative Investments

                               JPMORGAN CHASE BANK, as trustee for the
                               GMAM Group Pension Trust II



                               By:/s/ John F. Weeda
                                  ----------------------------------------
                               Name:  John F. Weeda
                               Title: Vice President


                               EOP OPERATING LIMITED PARTNERSHIP

                               By: EQUITY OFFICE PROPERTIES TRUST, its
                                   general partner



                               By:/s/ Alisa Singer
                                  ----------------------------------------
                               Name:  Alisa Singer
                               Title: Vice President - Legal



Accepted as of the date hereof

MORGAN STANLEY & CO. INCORPORATED
BEAR, STEARNS & CO. INC.
JEFFERIES & COMPANY, INC.
JMP SECURITIES LLC

Acting severally on behalf of themselves and the several Underwriters named in
  Schedule I attached hereto.

By:  Morgan Stanley & Co. Incorporated



By:/s/ David Schwarzbach
---------------------------------
Name:  David Schwarzbach
Title: Executive Director

                                   SCHEDULE I

__________________________________    _________________________
                                         Number of Firm Shares
             Underwriter                   to Be Purchased

Morgan Stanley & Co. Incorporated...   1,330,000

Bear, Stearns & Co. Inc.............   997,500

Jefferies & Company, Inc............   498,750

JMP Securities LLC..................   498,750

Conifer Securities, LLC.............   175,000



      Total: ........................  3,500,000

                                   SCHEDULE II

__________________________________    _________________________
                                         Number of Firm
         Selling Stockholder           Shares to Be Sold

EOP Operating Limited Partnership          1,424,474

GENERAL MOTORS TRUST BANK, NATIONAL
ASSOCIATION, as trustee for the GMAM          49,857
Investment Funds Trust

JPMORGAN CHASE BANK,  as trustee for
GMAM Group Pension Trust II                  662,380



      Total: ........................        2,136,711

                                  SCHEDULE III

1.  Jeffrey A. Altman
2.  Thomas E. Dobrowski
3.  Martin L. Edelman
4.  Craig M. Hatkoff
5.  John R. Klopp
6.  Henry N. Nassau
7.  Brian H. Oswald
8.  Stephen D. Plavin
9.  Joshua A. Polan
10. Lynne B. Sagalyn
11. Samuel Zell
12. Veqtor Finance Company, L.L.C.
13. EOP Operating Limited Partnership
14. General Motors Trust Bank National Association, as trustee for the GMAM Investment Funds Trust
15. JP Morgan Chase Bank, as trustee for GMAM Group Pension Trust II
16. W.R. Berkley Corporation
17. Admiral Insurance Company (prior to the Closing Date)
18. Berkley Insurance Company (prior to the Closing Date)
19. Berkley Regional Insurance Company (prior to the Closing Date)
20. Nautilus Insurance Company (prior to the Closing Date)


                                      III-1

                                   SCHEDULE IV

Paragraph 4(b) to be added to the comfort letter:
-------------------------------------------------

      b. with respect to the period from April 1, 2004 to June 30, 2004, we have:

           (1) read the unaudited consolidated financial statements of the Company and subsidiaries for the quarter ended June 30th of both 2003 and 2004 furnished us by the Company, officials of the Company having advised us that no such financial statements as of any date or for any period subsequent to June 30, 2004, were available; and

           (2) inquired of certain officials of the Company who have responsibility for financial and accounting matters as to whether the unaudited consolidated financial statements referred to under b.(i) are stated on a basis substantially consistent with that of the audited consolidated financial statements incorporated by reference in the Registration Statement.

Paragraph 5(b) to be added to the comfort letter:
-------------------------------------------------

      b. (i) At June 30, 2004, there was any change in the capital stock, increase in long-term debt, or any decreases in consolidated net current assets or stockholders' equity of the consolidated companies as compared with the amounts shown in the March 31, 2004 unaudited condensed consolidated balance sheet incorporated by reference in the Registration Statement or (ii) for the period from April 1, 2004 to June 30, 2004, there were any decreases as compared with the corresponding period in the preceding year, in consolidated net sales or in the total or per-share amounts of net income, except in all instances for changes, increases or decreases that the Registration Statement discloses have occurred or may occur.

                                   SCHEDULE V


                   Wholly-owned "qualified REIT subsidiaries"



                            Victor Capital Group, LP

                                 CT Rosario LLC

                             CT Rosarito Retail LLC

                                    CT-F1 LLC

                           CT Mezzanine Partners I LLC

                                  CT-F2-LP, LLC

                             CT Convertible Trust I

                               CT-BB Funding Corp.

                               CT LF Funding Corp.

                              CT BSI Funding Corp.

                            CT RE CDO 2004-1 Sub, LLC

                        Capital Trust RE CDO 2004-1 Ltd.

                        Capital Trust RE CDO 2004-1 Corp.

                                   EXHIBIT A

                  [FORM OF LOCK-UP LETTER (ALL EXCEPT BERKLEY)]


July ___, 2004


Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
JMP Securities LLC
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY 10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Capital Trust, Inc., a Maryland corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of shares of the class A common stock, par value $0.01 per share, of the Company (the "Common Stock"), of which, (i) 1,363,289 shares will be offered by the Company, and (ii) 2,136,711 additional shares will be offered by certain selling stockholders identified in the Underwriting Agreement (the "Selling Stockholders"). The shares of the Common Stock to be sold by the Company and the additional shares of the Common Stock to be sold by the Selling Stockholders shall collectively be called the "Shares".

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the closing of the Public Offering, (c) transfers to any parent, grandparent, stepparent, mother-in-law, father-in-law, spouse, former spouse, sibling, sister-in-law, brother-in-law, son-in-law, daughter-in-law, child, stepchild, grandchild, niece or nephew of the undersigned, including adoptive relationships (each, a "Family Member"), or (d) transfers solely for estate planning purposes to any trust for the direct or indirect benefit of the undersigned or any Family Member or to any corporation, limited liability company, partnership or other entity beneficially owned, directly or indirectly, solely by such trusts, the undersigned or any Family Member; provided, however, that any transferee pursuant to clause (c) or (d) hereunder agrees to be bound in writing by the restrictions set forth herein. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                Very truly yours,


                               ----------------------------------------
                               (Name)


                               ----------------------------------------
                               (Address)

                       [FORM OF LOCK-UP LETTER (BERKLEY)]


July ___, 2004


Morgan Stanley & Co. Incorporated
Bear, Stearns & Co. Inc.
Jefferies & Company, Inc.
JMP Securities LLC
c/o Morgan Stanley & Co. Incorporated
    1585 Broadway
    New York, NY 10036

Dear Sirs and Mesdames:

      The undersigned understands that Morgan Stanley & Co. Incorporated ("Morgan Stanley") proposes to enter into an Underwriting Agreement (the "Underwriting Agreement") with Capital Trust, Inc., a Maryland corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters, including Morgan Stanley (the "Underwriters"), of shares of the class A common stock, par value $0.01 per share, of the Company (the "Common Stock"), of which, (i) 1,363,289 shares will be offered by the Company, and (ii) 2,136,711 additional shares will be offered by certain selling stockholders identified in the Underwriting Agreement (the "Selling Stockholders"). The shares of the Common Stock to be sold by the Company and the additional shares of the Common Stock to be sold by the Selling Stockholders shall collectively be called the "Shares".

      To induce the Underwriters that may participate in the Public Offering to continue their efforts in connection with the Public Offering, the undersigned hereby agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the final prospectus relating to the Public Offering (the "Prospectus"), (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock or (2) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing sentence shall not apply to (a) the sale of any Shares to the Underwriters pursuant to the Underwriting Agreement or (b) transactions relating to shares of Common Stock or other securities acquired in open market transactions after the closing of the Public Offering, (c) transfers to any affiliate controlled by the undersigned (for purposes of clause (c), "affiliate" means, with respect to any person or entity, any other person or entity that directly or indirectly controls or is controlled by or is under common control with such person or entity; and "control" means, when used with respect to any person or entity, possession, whether direct or indirect, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting securities, by contract or otherwise), (d) transfers, sales or other dispositions of shares of Common Stock and other voting stock such that after such transfers, sales or other dispositions, the undersigned shall beneficially own shares of Common Stock representing less than 20% of the outstanding Common Stock and other voting stock of the Company, provided that in such case during the term of this Lock-up Agreement the undersigned shall only transfer, sell or dispose such amount as is necessary to ensure that it does not beneficially own 20% or more of the Common Stock and other voting stock of the Company, (e) transfers to any parent, grandparent, stepparent, mother-in-law, father-in-law, spouse, former spouse, sibling, sister-in-law, brother-in-law, son-in-law, daughter-in-law, child, stepchild, grandchild, niece or nephew of the undersigned, including adoptive relationships (each, a "Family Member"), or (f) transfers solely for estate planning purposes to any trust, corporation, limited liability company or partnership related solely thereto for the direct or indirect benefit of the undersigned or any of its Family Members; provided, however, that any transferee pursuant to clause
(e) or (f) hereunder agrees to be bound in writing by the restrictions set forth herein. In addition, the undersigned agrees that, without the prior written consent of Morgan Stanley on behalf of the Underwriters, it will not, during the period commencing on the date hereof and ending 90 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The undersigned also agrees and consents to the entry of stop transfer instructions with the Company's transfer agent and registrar against the transfer of the undersigned's share of Common Stock except in compliance with the foregoing restrictions.

      The undersigned understands that the Company and the Underwriters are relying upon this Lock-up Agreement in proceeding toward consummation of the Public Offering. The undersigned further understands that this Lock-up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors and assigns.

      Whether or not the Public Offering actually occurs depends on a number of factors, including market conditions. Any Public Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation between the Company and the Underwriters.

                                Very truly yours,


                               ----------------------------------------
                               (Name)


                               ----------------------------------------
                               (Address)


                                       S-1